                                                                   EXHIBIT 10.22

                         SECURITY AGREEMENT (GENERAL)
                         ------------------

     THIS SECURITY AGREEMENT (the "Agreement"), is made as of the 29th day of December, 1994, by CPS Systems, Inc., a Texas corporation having an address at 3400 Carlisle, Suite 500, Dallas, Texas 75204 ("Debtor"), in favor of Hanifen Imhoff Mezzanine Fund, L.P., a Colorado limited partnership having an office at 1125 17th Street, Suite 2520, Denver, Colorado 80202 (which, together with its successors, endorsees, transferees and assignees, is hereinafter referred to as "Secured Party").

                                   RECITALS
                                   --------

     A. Secured Party has agreed to make certain financing in an amount not to exceed $2,100,000 available to Debtor and CPS Acquisition Corp, a Georgia corporation, ("CPS Acquisition"), which will be merged into Debtor. Such financing will be evidenced by a promissory note ("Note") of even date herewith from Debtor and CPS Acquisition to Secured Party and advanced pursuant to the terms and provisions of the Note Agreement ("Note Agreement") of even date herewith by and among Debtor, CPS Acquisition and Secured Party. The Note, the Note Agreement, this Agreement and all other documents evidencing, securing or in any way related to the indebtedness evidenced by the Note, together with any and all amendments, modifications, extensions and renewals of any of the foregoing are collectively referred to herein as the "Financing Documents."

     B. As further security for all amounts now or hereafter owing on the Note, and for all obligations, liabilities and indebtedness of CPS Acquisition and/or Debtor to Secured Party arising under, out of, pursuant to or in connection with, the Note, the Note Agreement and the other Financing Documents, and as further security for the performance of all agreements, covenants, terms and conditions contained in the foregoing documents and instruments, Debtor has agreed to grant to Secured Party a security interest in all of the personal property described in Exhibit A attached hereto and by this reference made a part hereof, whether now owned by Debtor or hereafter acquired, and all substitutions or replacements thereof (such personal property, and the proceeds of any sale, exchange, collection or other transfer thereof, is hereinafter referred to as the "Collateral").

     C. Secured Party is willing to enter into the financing transaction described in the Note Agreement only if Debtor executes and delivers this Agreement.

     D. Debtor acknowledges and agrees that the financing provided by Secured Party in favor of CPS Acquisition and Debtor that is evidenced by the Note will directly benefit Debtor.

     NOW, THEREFORE, in reliance on the recitals above and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                   AGREEMENT
                                   ---------

     1. Creation of Security Interest. Debtor hereby grants to Secured Party a
        -----------------------------
continuing security interest in, and does hereby sell, assign, convey, confirm, pledge, mortgage and set over unto Secured Party, the Collateral and all of Debtor's present and hereafter acquired right, title and interest in and to the Collateral, for the purpose of securing payment of all indebtedness, obligations and liabilities of CPS Acquisition and/or Debtor to Secured Party arising under, out of, pursuant to, or in connection with, the Note, the Note Agreement and the other Financing Documents and for the purpose of securing the performance of all agreements, covenants, terms and conditions contained in the foregoing documents and instruments.

     2. Warranties, Representations and Covenants of Debtor. Debtor hereby
        ---------------------------------------------------
warrants, represents and covenants as follows:

     (a) Debtor is, and as to portions of the Collateral to be acquired after the date hereof, will be, the sole owner of the Collateral, free from any lien, security interest, encumbrance or adverse claim of any kind whatsoever thereon other than the lien in favor of Greyhound Financial Corporation ("Greyhound"), granted pursuant to a Security Agreement and certain other security instruments of even date herewith given by Debtor to Greyhound to secure two loans from Greyhound in the aggregate principal amount of not more than $2,500,000 (the "Greyhound Financing"). Except as otherwise provided herein, Debtor will not permit any financing statement to be filed with respect to the Collateral or any portion thereof or interest therein except in favor of Secured Party and Greyhound. Debtor will notify Secured Party of, and all persons (other than Greyhound) at any time claiming the same or any interest therein.

     (b) The Collateral is not used or bought for personal, family or household purposes.

     (c) Debtor will, from time to time, upon the request of Secured Party, execute and deliver one or more financing statements pursuant to the Uniform Commercial Code as enacted in the jurisdictions in which all or any portion of the Collateral and Debtor are located (the "UCC") and such additional security instruments in form reasonably satisfactory to Secured Party and will pay the cost of filing the same in all public offices wherever filing is deemed by Secured Party to be reasonably necessary or desirable, and Debtor hereby authorizes Secured Party and grants to Secured Party an irrevocable power of attorney to the extent Debtor may lawfully do so to execute in the name and on behalf of Debtor any such UCC financing statements or other security instruments if Debtor fails to do so upon the request of Secured Party.

     (d) Debtor will not, without the prior written consent of Secured Party, sell, offer to sell, transfer, exchange, dispose of, lease, or otherwise deal with the Collateral or any portion or interest therein, unless simultaneously therewith new items of Collateral, which items shall be similar to those proposed to be disposed of and which shall be of equal or greater replacement value, are substituted therefor. All after-acquired personal property covered hereby and all additions or replacements acquired pursuant to the provisions of this paragraph shall immediately be and become a part of the Collateral, without any other act, conveyance or mortgage on the part of Debtor, and not subject to any other act, conveyance or mortgage on the part of Debtor, and not subject to any other security interest or lien on such addition or replacement whether senior or subordinate thereto, unless expressly recited or provided to the contrary in this Agreement or in the other Financing Documents. If the Collateral or any part thereof is sold, transferred, exchanged, or otherwise disposed of, including as provided above, the security interest of Secured Party shall extend to the proceeds of such sale, transfer, exchange or other disposition.

     (e) Debtor will cause the Collateral at
all times to be kept insured at its own expense under one or more policies with such companies, for such periods and amounts, against such risks and liabilities, and in such form as are reasonably satisfactory from time to time to Secured Party, with Secured Party as a named insured and with loss payable to Secured Party and mortgagee clauses attached to all policies in favor of and in form satisfactory to Secured Party. Such insurance policies shall provide, at a minimum, for at least thirty (30) days prior written notice to Secured Party of cancellation, termination, lapse, reduction in amount or material change in coverage of such policies. Debtor will provide certificates of insurance to Secured Party, together with evidence of payment of premiums thereon. Debtor will promptly notify Secured Party of any loss or damage to the Collateral and will not adjust or settle any such loss or damage without the written consent of Secured Party. In the event of foreclosure of or sale under this Agreement, all right, title and interest of Debtor in and to any insurance policies then in force shall pass to the purchaser at any sale, and Secured Party is hereby appointed attorney-in-fact for Debtor to assign and transfer the policies.

     (f) Debtor will keep the Collateral free from any lien, security interest or encumbrance (other than with regard to the Greyhound Financing or as otherwise permitted in the Note Agreement) and in good condition, repair and operating order and from time to time will promptly make needful and proper repairs, replacements, renewals, additions, and betterments which may be required by reason of use, wear, obsolescence, damage or destruction, however caused, to the end that the good operation, condition and efficiency of the Collateral shall not be impaired, and will not misuse, abuse, allow to deteriorate, waste or destroy the Collateral or any part thereof, except for ordinary wear and tear in the course of its normal and expected use. Debtor will not use the Collateral in violation of any statute or governmental rule, regulation or ordinance.

     (g) Debtor will pay prior to delinquency all taxes and assessments assessed against, levied upon, or placed against the Collateral or on account of its ownership, use or operation, or upon this Agreement, and will deliver to Secured Party, within ten (10) days after Secured Party's request, a receipt or other evidence satisfactory to Secured Party of the payment thereof.

     (h) Debtor will execute, alone or with Secured Party, any document, will procure any document and will do all other acts and pay all related costs, in a timely and proper manner, which, either pursuant to the terms and provisions of this Agreement or from the character or use of the Collateral may be reasonably necessary or advisable to protect the Collateral, against the rights, claims or interests of third persons, and will otherwise preserve and perfect the Collateral as security hereunder. The specific undertakings required of Debtor in this Agreement shall not be construed to exclude the aforementioned general obligation.

     (i) Debtor will furnish promptly to Secured Party such information concerning the Collateral as Secured Party may from time to time reasonably request, including, but not limited to accurate and detailed inventories of the Collateral, and shall permit, and hereby authorizes, Secured Party, its employees, agents and designees to examine and inspect the Collateral or any portion thereof at any reasonable time wherever the same may be located and shall at the request of Secured Party assemble the Collateral or such portion thereof as may be designated by Secured Party, together with all documents and records pertaining thereto, at such mutually convenient place as Secured Party may designate.

     3. Preservation of Collateral by Secured Party. Should Debtor refuse to
        -------------------------------------------
make any payment, perform or observe any other covenants, conditions or obligations, or take any other action which Debtor is obligated hereunder to make, perform, observe, take or do, at the time or in the manner herein provided, then Secured Party may, at Secured Party's sole discretion, without notice to or demand upon Debtor and without releasing Debtor from any obligation, covenant or condition hereof, make, perform, observe, take or do the same in such manner and to such extent as Secured Party may deem necessary to protect its security interest in or the value of the Collateral. Furthermore, Secured Party may commence, defend, appeal or otherwise participate in any action or proceeding purporting to affect its security interest in or the value of the Collateral. Debtor hereby agrees to reimburse Secured Party on demand for any payment made, or any expense incurred by Secured Party pursuant to the foregoing authorization (including court costs and reasonable attorneys' fees and disbursements), and agrees further to pay interest thereon at the default rate of interest provided for in the Note, from the date of such payment or expenditure.

     4. Use of Collateral by Debtor. Until an Event of Default (as defined
        ---------------------------
below) shall have occurred hereunder, Debtor may have possession of the Collateral and use it in any lawful manner contemplated in the Financing Documents and not inconsistent with this Agreement and not inconsistent with any policy of insurance therefor.

     5. Default. The occurrence of any event of default, as defined in the Note
        -------
Agreement, shall constitute an "Event of Default" hereunder.

     6. Remedies Upon Default. Upon the occurrence of an Event of Default,
        ---------------------
Secured Party may, in addition to exercising those remedies specified in any other Financing Document, at any time, at its election, without further notice, and to the extent permitted by law:

        (a) Foreclose this Agreement and the security interest granted hereby, as herein provided, or in any manner permitted by law, either personally, through agents or by means of a court appointed receiver, in its sole discretion, and take possession of all or any of the Collateral and exclude therefrom Debtor and all others claiming through or under Debtor, and exercise any and all of the rights and remedies conferred upon Secured Party by the Note, the Note Agreement and the other Financing Documents or by applicable law, either concurrently or in such order as Secured Party may determine, and sell, lease or otherwise dispose of, or cause to be sold, leased or otherwise disposed of in such order as Secured Party may determine, as a whole or in such parcels as Secured Party may determine, the Collateral described in this Agreement, or exercise any of the rights conferred upon the Secured Party by this Agreement, the Note Agreement, the Note, or the other Financing Documents without affecting in any way the rights or remedies to which Secured Party may be entitled under any other Financing Document;

        (b) Make such payments and do such acts as Secured Party may deem reasonably necessary to protect its security interest in the Collateral, including without limitation, paying, purchasing, contesting or compromising any encumbrance, charge, claim or lien which is prior to or superior to the security interest granted hereunder, and, in exercising any such powers or authority, pay all expenses incurred in connection therewith, and all funds expended by

Secured Party in protecting its security interest shall be deemed additional indebtedness secured by this Agreement;

        (c) Require Debtor to assemble the Collateral, or any portion thereof, at any place or places designated by Secured Party, and promptly to deliver such Collateral to Secured Party, or an agent or representative designated by it;

        (d) Publicly or privately sell, lease or otherwise dispose of the Collateral, without necessarily having the Collateral at the place of sale, lease or disposition, and upon terms and in such manner as Secured Party may determine. Secured Party may be a purchaser at any public sale. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will give Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made, and such notice, if given to Debtor pursuant to the provisions of Paragraph 8 hereof at least ten (10) days prior to the date of any public sale or disposition or the date after which any private sale or disposition may occur, shall constitute reasonable notice of such sale, lease or other disposition;

     (e) Notify any account debtor or any other party obligated on or with respect to any of the Collateral to make payment to Secured Party or its nominee of any amounts due or to become due thereunder or with respect thereto and otherwise perform its obligations with respect to the Collateral on behalf of and for the benefit of Secured Party, and Secured Party may enforce collection and performance with respect to any of the Collateral by suit or otherwise, in its own name or in the name of Debtor or a nominee, and surrender, release or exchange all or any part thereof; and compromise, extend or renew (whether or not for longer than the original period) or transfer, assign or endorse for collection or otherwise, any indebtedness or obligation with respect to the Collateral, or evidenced thereby; and this Agreement shall constitute a direction of full authority to any person obligated on or with respect to any of the Collateral who has heretofore dealt or may hereafter deal with Debtor or Secured Party, at the request and direction of Secured Party, to make payment and performance directly to, in the name of, and on behalf of Secured Party of any amounts or performance due or to become due thereunder or with respect thereto without proof of the default relied upon, and any such person is hereby irrevocably authorized to rely upon and comply with (and shall be fully protected by Debtor in so doing) any request, notice or demand by Secured Party for the payment to Secured Party of any payments which may be or may thereafter become due, or for the performance of any undertakings, and shall have no duty to inquire as to whether any default hereunder or under the Financing Documents has actually occurred or is then existing; or

      (f) Exercise any remedies of a Secured Party under the UCC or any other applicable law.

     To effectuate the foregoing, Debtor hereby agrees that if the Secured Party demands or attempts to take possession of the Collateral or any portion thereof in exercise of its rights and remedies hereunder or under any other Financing Document, Debtor will promptly turn over and deliver possession thereof to Secured Party, and Debtor authorizes, to the extent Debtor may now or hereafter lawfully grant such authority, Secured Party, its employees and agents, and potential bidders or purchasers to enter upon any or all of the premises where the Collateral or any portion thereof may at the time be located (or believed to be located) and Secured Party may (i) remove the same therefrom or render the same inoperable (with or without removal from such location), (ii) repair, operate, use or manage the Collateral or any portion thereof, (iii) maintain, repair or store the Collateral or any portion thereof, (iv) view, inspect and prepare for sale, lease or disposition the Collateral or any portion thereof,
(v) sell, lease, dispose of or consume the same or bid thereon, or (vi) incorporate the Collateral or any portion thereof into any real estate owned by Debtor.

     In the event of an Event of Default and the exercise by Secured Party of any of its rights hereunder, Debtor hereby agrees to indemnify and hold harmless Secured Party and its employees, officers and agents, from and against any and all liabilities, claims and obligations which may be incurred, asserted or imposed upon them or any of them as a result of or in connection with any use, operation, lease or consumption of any of the Collateral or as a result of Secured Party's seeking after the occurrence of an Event of Default to obtain performance of any of the obligations due with respect to the Collateral, except such liabilities, claims or obligations as result from the gross negligence or intentional misconduct of Secured Party, its employees, officers or agents.

     The proceeds of any sale under this Paragraph 6 shall be applied by Secured Party to the payment or reduction of the principal and interest under the Note in such order, priority and proportions as Secured Party shall deem appropriate in its sole and absolute discretion.

     Secured Party shall have the right to enforce one or more remedies hereunder or under the Financing Documents, successively or concurrently, and such action shall not operate to estop or prevent Secured Party from pursuing any further remedy which it may have, and any repossession or retaking or sale of the Collateral pursuant to the terms hereof shall not operate to release Debtor until full payment of any deficiency has been made in cash.

     7. Remedies Cumulative. Any and all remedies herein expressly conferred
        -------------------
upon Secured Party shall be deemed cumulative with, and not exclusive of, any other remedy conferred hereby or by law or equity on Secured Party, and the exercise of any one remedy shall not preclude the exercise of any other.

     8. Notices. Any notice, request, demand, statement, authorization,
        -------
approval, consent or acceptance made hereunder shall be in writing and shall be hand delivered, sent by facsimile, sent by Federal Express or other reputable overnight courier service, or by registered or certified mail, return receipt requested, postage prepaid and shall be deemed given (i) when received, if hand delivered, (ii) when a confirmation slip indicates the facsimile was received, if sent by facsimile, or (iii) the next business day when sent by Federal Express or other reputable overnight courier service for next day delivery. All such notices shall be sent to Debtor and Secured Party as follows:

        If to Debtor:   CPS Systems, Inc.
                        3400 Carlisle, Suite 500
                        Dallas, Texas 75204
                        Attention: Paul E. Kana
                        Facsimile No. (214) 720-1380 or
                                      (214) 855-1354
        with a copy to:   Booth, Wade & Campbell
                          3100 Cumberland Circle
                          Suite 1500
                          Atlanta, Georgia 30339-5939
                          Attn: Larry D. Ledbetter, Esq.
                          Facsimile No. (404) 850-5079

        If to Secured Party:  Hanifen Imhoff
                              Mezzanine Fund, L.P.
                              c/o Hanifen Imhoff
                              Capital Partners
                              1125 17th Street
                              Suite 2520
                              Denver, Colorado 80202
                              Attn: Edward C. Brown
                              Facsimile No. (303) 291-5327

        with a copy to:       Holme Roberts & Owen LLC
                              1700 Lincoln Street
                              Suite 4100
                              Denver, Colorado 80203
                              Attn: Paul V. Franke, Esq.
                              Facsimile No. (303) 866-0200

Each party may designate a change of address by notice to the other party, given as provided above.

     9. Waivers. Secured Party may at any time and from time to time waive any
        -------
one or more of the conditions contained herein, but any such waiver shall be deemed to be made in pursuance hereof and not in modification thereof, and any such waiver in any instance or under any particular circumstance shall not be effective unless in writing and shall not be considered a waiver of such condition in any other instance or any other circumstance.

     10. Affixed Collateral. The inclusion in this Security Agreement of any
         ------------------
Collateral which may now be, or hereafter become, affixed or in any manner attached to any real property given as security for the Note shall be without prejudice to any claim at any time made by Secured Party that such Collateral is, or has become, a part of such real property, or an accession to such real property.

     11. Time of Essence. Time is of the essence of this Agreement and all of
         ---------------
its provisions.

     12. Binding Upon Successors. All agreements, covenants, conditions and
         -----------------------
provisions of this Agreement shall inure to and bind the successors and assigns of all parties hereto (except as otherwise prohibited by this Agreement). The term "Secured Party" shall also include any and all successors of Secured Party and any endorsees, transferees, and assigns of the indebtedness secured hereby.

     13. Construction of Agreement. The titles and headings of the paragraphs of
         -------------------------
this Agreement have been inserted for convenience of reference only and are not intended to summarize or otherwise describe the subject matter of such paragraphs and shall not be given any consideration in the construction of this Agreement.

     14. Modification. This Agreement may not be modified, amended or
         ------------
terminated, except by an agreement in writing executed by the parties hereto. Debtor acknowledges that this Agreement and the other Financing Documents set forth the entire agreement and understanding of Secured Party, CPS Acquisition and Debtor with respect to the financing evidenced by the Note and that no oral or other agreements, understanding, representations or warranties exist with respect to such financing other than those set forth in this Agreement and the other Financing Documents.

     15. Severability. If any term, covenant or provision of this Agreement
         ------------
shall be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such term, covenant or provision.

     16. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED UNDER THE
         -------------
LAWS OF THE STATE OF COLORADO WITHOUT REGARD TO COLORADO'S CONFLICTS OF LAW PRINCIPLES, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT PERFECTION OR THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST CREATED HEREBY IS GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF COLORADO.

     17. Obligations Absolute. Debtor acknowledges that this Agreement and
         --------------------
Debtor's obligations under this Agreement are and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature which might otherwise constitute a defense to this Agreement and the obligations of Debtor under this Agreement or the obligations of any other person or party relating to this Agreement or the obligations of Debtor hereunder or otherwise with respect to the financing evidenced by the Note. This Agreement sets forth the entire agreement and understanding of Secured Party and Debtor, and Debtor absolutely, unconditionally and irrevocably waives any and all right to assert any defense, setoff, counterclaim or crossclaim of any nature whatsoever with respect to this Agreement or the obligations of Debtor under this Agreement or the obligations of any other person or party relating to this Agreement or otherwise with respect to the financing evidenced by the Note in any action or proceeding brought by Secured Party to collect the indebtedness secured hereby, or any portion thereof, or to enforce, foreclose and realize upon the liens and security interests created by this Agreement and the other Financing Documents.

     18. Jurisdiction. Debtor agrees to submit to personal jurisdiction in the
         ------------
State of Colorado in any action or proceeding arising out of this Agreement and, in furtherance of such agreement, Debtor hereby agrees and consents that without limiting other methods of obtaining jurisdiction, personal jurisdiction over Debtor in any such action or proceeding may be obtained within or without the jurisdiction of any court located in Denver, Colorado and that any process or notice of motion or other application to any such court in connection with any such action or proceeding may be served upon Debtor by registered or certified mail to or by personal service at the address set forth above whether such address be within or without the jurisdiction of any such court.

     19. Authority. Debtor represents that Debtor (and the undersigned
         ---------
representative of Debtor, if any) has full power, authority and legal right to execute and deliver this Agreement.

     20. Conflict with Greyhound Financing/Intercreditor Agreement. This
         ----------------------------------------------------------
Agreement and all Financing Documents are subject to the following:

         (a) TO THE EXTENT THAT ANY REQUIREMENT, COVENANT OR AGREEMENT CONTAINED HEREIN IS ALSO REQUIRED BY OR REFERRED TO IN THE DOCUMENTS SETTING OUT THE GREYHOUND FINANCING, COMPLIANCE WITH SUCH REQUIREMENT, COVENANT OR

AGREEMENT IN THE GREYHOUND FINANCING SHALL BE DEEMED TO BE COMPLIANCE WITH SUCH REQUIREMENT, COVENANT OR AGREEMENT IN THIS SECURITY AGREEMENT AND/OR THE OTHER FINANCING DOCUMENTS, EVEN IF THERE IS NO ACTUAL COMPLIANCE UNDER THE FINANCING DOCUMENTS; AND

         (b) UNTIL THE GREYHOUND FINANCING IS FULLY SATISFIED, SECURED PARTY AGREES TO FORBEAR FROM THE EXERCISE OF ANY REMEDY IT HAS HEREUNDER, UNDER THE OTHER FINANCING DOCUMENTS OR BY LAW TO THE EXTENT BUT ONLY TO THE EXTENT REQUIRED IN THE SUBORDINATION AND INTERCREDITOR AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG SECURED PARTY, GREYHOUND, DEBTOR AND CPS ACQUISITION.

     21. Waiver of Jury Trial. Debtor hereby irrevocably and unconditionally
         --------------------
waives, and Secured Party by its acceptance of this Agreement irrevocably and unconditionally waives, any and all right to trial by jury in any action, suit or counterclaim arising in connection with, out of or otherwise relating to this Agreement, the Note Agreement or the other Financing Documents.

     IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.

                                  DEBTOR:
                                  ------

                                  CPS SYSTEMS, INC., a
                                  Texas corporation

                                  By: /s/ Paul E. Kana
                                     ------------------------------
                                  Name: Paul E. Kana
                                       ----------------------------
                                  Title: President
                                        ---------------------------

STATE OF ARIZONA   )
                   ) ss.
COUNTY OF MARICOPA )

         The foregoing instrument was acknowledged before me this 30th day of December, 1994, by Paul E. Kana as President of CPS Systems, Inc., a Texas corporation, on behalf of said corporation.

         WITNESS my hand and official seal.

(SEAL)                                  /s/ Tonja M. Moore
                                        -------------------------------------
                                        Notary Public


         My commission expires: ------[NOTARY PUBLIC SEAL APPEARS HERE]

                                   EXHIBIT A
                                   ---------

                (Attached to and forming part of a Security Agreement, dated as of December 29, 1994, by and between Hanifen Imhoff Mezzanine Fund, L.P., a Colorado limited partnership ("Secured Party") and CPS Systems, Inc. ("Debtor")

                       DESCRIPTION OF PERSONAL PROPERTY
                       --------------------------------

     All of the following property now or at any time hereafter owned by Debtor or in which the Debtor may now or at any time hereafter have any interest or rights, together with all of Debtor's rights, title and interest therein and thereto:

     1. All goods of Debtor, including, without limitation, all machinery, apparatus, equipment, fittings, fixtures, appliances, furnishings, inventory, supplies and articles of personal property of every kind and nature whatsoever, including, but not limited to, all customer lists, business records, supplies, alarm systems, security systems, electronic monitoring equipment and devices, all office furniture, equipment and supplies, all computer equipment, including, without limitation, hard drives, printers, modems, terminals and connecting blocks, cable and jacks, all communications equipment, studio equipment and stereo equipment, all equipment used in the operation and/or maintenance of Debtor's business, all cars, trucks, forklifts and other motor vehicles of any kind and nature whatsoever owned or leased by Debtor and used in connection with the operation of Debtor's business, all other supplies and inventories, all of Debtor's right, title and interest as lessee or purchaser under any lease or installment purchase arrangement for any televisions, telephones, communications equipment, computer equipment and other equipment of any kind and nature whatsoever used in connection with the operation of Debtor's business, and all other tangible personal property and intangibles of any kind or character as such term is defined in and subject to the provisions of the Colorado Uniform Commercial Code.

     2. All governmental or administrative permits, licenses, certificates, consents and approvals relating to Debtor's business.

     3. All proceeds of or any payments due to or for the account of Debtor under any policy of insurance (or similar agreement) insuring, covering or payable upon loss, damage, destruction or other casualty or occurrence of or with respect to any of the foregoing described Collateral, whether or not such policy or agreement is owned or was provided by Debtor or names Debtor or Secured Party as beneficiary or loss payee and all refunds of unearned premiums payable to Debtor on or with respect to any such policies or agreements.

     4. All goodwill, trademarks, trade names, names, option rights, purchase contracts and agreements, books and records and general intangibles of Debtor including, without limitation, all accounts, accounts receivable, deposit accounts, money, contract rights, chooses in action, instruments, chattel paper, documents and other rights of Debtor for payment of money for property sold or leased, for services rendered, for money lent, or for advances or deposits made, and any other intangible property of Debtor including, without limitation, any and all rights of Debtor in, to or with respect to any and all accounts maintained with Secured Party or any other party in which are held funds relating to the indebtedness of Debtor to Secured Party and any and all of Debtor's right, title and interest in and to any judgment, award, remuneration, settlement, compensation, recovery or proceeds heretofore or hereafter made by any governmental authority including those for any condemnation or right of eminent domain, and all rights, privileges, authority and benefits therein (but under no circumstances any of the liabilities, obligations or responsibilities thereto).

     5. All proceeds of, substitutions and replacement for, accessions to and products of any of the foregoing in whatever form, including, without limitation, cash, checks, drafts and other instruments for the payment of money (whether intended as payment or credit items), chattel paper, security agreements, documents of title and all other documents and instruments.

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